361 Managed Futures Strategy Fund
Investor Class (AMFQX)
Class I (AMFZX)
A series of Investment Managers Series Trust

Supplement dated September 9, 2015
to the Summary Prospectus and Prospectus
dated March 1, 2015

IMPORTANT NOTICE ON PURCHASE OF FUND SHARES

Effective as of the close of business on September 30, 2015 (the “Closing Date”), the 361 Managed Futures Strategy Fund (the “Managed Futures Strategy Fund”) will be publicly offered on a limited basis.

After the Closing Date, only certain investors will be eligible to purchase shares of the Fund, as described below (the “closure policy”). In addition, both before and after the Closing Date, the Fund may from time to time, in its sole discretion based on the Fund’s net asset levels and other factors, limit the types of investors permitted to open new accounts, limit new purchases into the Fund or otherwise modify the closure policy at any time on a case-by-case basis.

The following groups will be permitted to continue to purchase Fund shares after the Closing Date:

1.	Shareholders of record of the Fund as of the Closing Date are able to continue to purchase additional shares in their existing Fund accounts either directly through the Fund or through a financial intermediary and may continue to reinvest dividends or capital gains distributions from shares owned in the Fund;

2.	Existing registered investment advisor (RIA) and bank trust firms that have an investment allocation to the Fund in a fee-based, wrap or advisory account, can continue to add new clients, purchase shares, and exchange into the Fund. The Fund will not be available to new RIA and bank trust firms.

3.	Approved discretionary fee-based advisory programs, in which the program’s sponsor has full authority to make investment changes without approval from the shareholder, may continue to utilize the Fund for new and existing program accounts.

4.	Approved brokerage programs where the Fund is currently included in a model portfolio may continue to utilize the Fund for new and existing program accounts.

5.	Fund of mutual fund sponsors that have an investment in the Fund as of the Closing Date can continue to purchase shares of the Fund.

6.	Certain financial intermediaries may continue to open new underlying customer accounts provided the platform on which they offer access to the Fund has an existing funded position.

7.	An institutional consulting firm that has previously directed client assets into the Fund may be allowed to recommend the Fund to its new and existing clients who may in turn purchase shares of the Fund, provided that, in the judgment of 361 Capital, LLC, the Fund’s investment adviser, the proposed investment in the Fund would not adversely affect the investment adviser’s ability to manage the Fund effectively.

8.	Group employer benefit plans, including 401(k), 403(b), 457 plans, and health savings account programs (and their successor, related and affiliated plans), which make the Fund available to participants on or before the Closing Date, may continue to open accounts for new participants in the Fund and purchase additional shares in existing participant accounts. New group employer benefit plans, including 401(k), 403(b) and 457 plans, and health savings account programs (and their successor, related and affiliated plans), may also establish new accounts with the Fund, provided the new plans have approved and selected the Fund as an investment option by the Closing Date and the plan has also been accepted for investment by the Fund by the Closing Date.

9.	Members of the Fund’s Board of Trustees and persons affiliated with the Fund’s investment adviser and their immediate families will be able to purchase shares of the Fund and establish new accounts.

In general, the Fund will rely on a financial intermediary to prevent a new account from being opened within an omnibus account established at that financial intermediary if the account would not otherwise satisfy the conditions outlined above. The Fund’s ability to monitor new accounts that are opened through omnibus accounts or other nominee accounts is limited and the ability to limit a new account to those that meet the above criteria with respect to financial intermediaries may vary depending upon the capabilities of those financial intermediaries. Investors may be asked to verify that they meet one of the exceptions above prior to opening a new account in the Fund. The Fund may permit you to open a new account if the Fund reasonably believes that you are eligible. If a shareholder opens a new account in the Fund and is later determined to be ineligible for investment, the Fund reserves the right to redeem the shares at their original NAV. The Fund also may decline to permit you to open a new account if the Fund believes that doing so would be in the best interests of the Fund and its shareholders, even if you would be eligible to open a new account under these exceptions. If all shares of the Fund in an existing account are redeemed, the shareholder’s account will be closed. Such former shareholders will not be able to buy additional shares of the Fund or reopen their account.

Please file this Supplement with your records.